SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549

                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report: (Date of earliest event reported) March 23, 1995



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)

          New York                   1-3247                  16-0393470
---------------------------------------------------------------------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)



One Riverfront Plaza, Corning, New York                            14831
---------------------------------------------------------------------------
(Address of principal                                            (Zip Code)
  executive offices)


                                 (607) 974-9000
---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

Attached for filing as exhibits hereto are the items listed in "Item 7--Financial Statements, Pro Forma Financial Information and Exhibits" below. Such items are being filed in connection with the offering by Corning Incorporated of $500,000,000 aggregate principal amount of its Medium-Term Notes due from 9 months to 30 years from Date of Issue.


Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

Exhibits:

(1) Form of Amended and Restated Distribution Agreement, dated as of March 23, 1995, between Corning Incorporated, Goldman, Sachs & Co., Lazard Freres & Co. and Citicorp Securities, Inc.

(4) Specimen form of Medium-Term Fixed Rate Note and Medium-Term Floating Rate Note of Corning Incorporated.

(8) Opinion of Donald W. Stevenson, Manager of Tax Research and Audits of, and special tax counsel to, Corning Incorporated.

(23) Consent of special tax counsel to Corning Incorporated (included in Exhibit 8).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CORNING INCORPORATED
                                        Registrant



Date: March 23, 1995               By  /s/ M. Ann Gosnell
                                       --------------------
                                       M. Ann Gosnell
                                       Assistant Secretary

                              CORNING INCORPORATED

                               Index to Exhibits


Exhibit                      Description


(1) Form of Amended and Restated Distribution Agreement, dated as of March 23, 1995, between Corning Incorporated, Goldman, Sachs & Co., Lazard Freres & Co. and Citicorp Securities, Inc.

(4) Specimen form of Medium-Term Fixed Rate Note and Medium-Term Floating Rate Note of Corning Incorporated.

(8) Opinion of Donald W. Stevenson, Manager of Tax Research and Audits of, and special tax counsel to, Corning Incorporated.

(23) Consent of special tax counsel to Corning Incorporated (included in Exhibit 8).